EXHIBIT 23.2
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           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of
Methanex Corporation


We consent to the use of our report dated March 2, 2007 incorporated by reference herein.



/s/ KPMG LLP

Chartered Accountants

Vancouver, Canada
April 3, 2007